EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7, 2010

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana	March 30, 2010
Signature of Authorized Individual*	Date

Blake Tohana	EVP + CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1,077,944	0		51,279,379	52,357,323		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE							90,752
LOANS AND ADVANCES
SALE OF ASSETS							87,520,438
OTHER (ATTACH LIST)	3,365,796			200,048	3,565,844		35,895,557
TRANSFERS (FROM DIP ACCTS)	2,533,600			6,684	2,540,284		64,040,811

TOTAL RECEIPTS	5,899,396			206,732	6,106,128		187,547,558

NET PAYROLL	143,092				143,092		2,872,111
PAYROLL TAXES	97,266				97,266		1,853,799
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	10,776				10,776		69,166
INSURANCE	494,915				494,915		12,225,493
ADMINISTRATIVE	190,085			6,684	196,769		5,956,417
SELLING
OTHER (ATTACH LIST)	1,286,738				1,286,738		73,662,049

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	2,256,684				2,256,684		17,164,339

PROFESSIONAL FEES	1,064,595				1,064,595		21,566,408
U.S. TRUSTEE QUARTERLY FEES							66,389
COURT COSTS
TOTAL DISBURSEMENTS	5,544,151			6,684	5,550,835		135,436,171

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	355,245			200,048	555,293		52,111,387

CASH - END OF MONTH	1,433,189			51,479,427	52,912,616		52,912,616

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$5,550,835
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$2,256,684
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$3,294,151

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7, 2010

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(1,073)
Funding from various business units		2,400,000
ATM Revenue net of fees		5,053
Various cash receipts		9,908
GST Refund		29,823
Return premium on insurance policy		45,970
Proceeds from close out of The Meadows’ bank account		373,635
Reimbursement from Santa Anita for Sunshine Millions Horse Transportation		52,500
Return deposit from Aviva net of bank fees		449,980
Earned Interest								48
Deposit on Fex Straw Sale								200,000

OTHER (DISBURSEMENTS)
401K payments/advances		145,264
Employee Travel Expenses		54,107
DIP Loan interest payment		233,875
BMO interest payment		240,436
Directors meeting fee		28,046
Ernst & Young Audit Fees		545,280
Magna Int’l shared services		39,730

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7 , 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.								$1,981,375	$168,648
Kramer Levin Naftalis & Frankel LLP								$2,571,468	$133,961
Richards Layton & Finger, P.A.	Nov 1 — Nov 30, 2009	$86,646	Magna Entertainment Corp.	Wire Payment	02/09/2010	$76,400	$10,246
Richards Layton & Finger, P.A.	Jul 1 — Oct 31, 2009	$30,145	Magna Entertainment Corp.	Wire Payment	03/04/2010	$30,145		$387,795	$38,349
Weil, Gotshal & Manges LLP	Jul 1 — Oct 31, 2009	$580,500	Magna Entertainment Corp.	Wire Payment	03/04/2010	$580,500		$4,983,258	$136,109
Miller Buckfire & Co., LLC	Jul 1 — Oct 31, 2009	$120,000	Magna Entertainment Corp.	Wire Payment	03/04/2010	$120,000		$1,983,145	$163,634
Osler, Hoskin & Harcourt LLP	Jul 1 — Nov 30, 2009	$108,464	Magna Entertainment Corp.	Wire Payment	02/10/2010	$107,799	$665	$1,058,482	$25,131
Alix Partners, LLC								$195,774	$46,249
Blackstone Advisory Services L.P.								$1,193,199	$41,316
Kurtzman Carson Consultants LLC	Dec 1 — Dec 31, 2009	$49,978	Magna Entertainment Corp.	Wire Payment	03/04/2010	$26,499	$23,479	$1,145,702	$123,237
Pachulski, Stang, Ziehl & Jones LLP								$102,902	$17,267

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7 , 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Fasken Martineau DuMoulin LLP	Jul 1 — Sep 30, 2009	$18,279	Magna Entertainment Corp.	Wire Payment	02/10/2010	$18,279
Fasken Martineau DuMoulin LLP	Dec 1 — Dec 31, 2009	$36,488	Magna Entertainment Corp.	Wire Payment	03/03/2010	$35,124	$1,364	$161,442	$2,180
The Garden City Group, Inc.								$16,103	$144
Mayer Brown LLP	Dec 1 — Dec 31, 2009	$33,745	Magna Entertainment Corp.	114029	03/05/2010	$33,745		$210,609	$5,341
Young Conaway Stargatt & Taylor, LLP								$67,323	$7,944
Sidley Austin LLP								$4,076,966	$239,609
Davies Ward Phillips & Vineberg LLP								$150,202	$5,204
Shearman & Sterling LLP								$8,683
Illumina Partners Inc.								$100,280	$989
Drinker Biddle & Reath LLP	Dec 1 — Dec 31, 2009	$350	Magna Entertainment Corp.	114033	03/05/2010	$320	$30	$15,676	$712

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7, 2010

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising	15,441	168,306
Auto and Truck Expense
Bad Debts		3,354
Contributions
Employee Benefits Programs	26,295	431,693
Insider Compensation*	122,879	1,374,467
Insurance	145,635	1,739,618
Management Fees/Bonuses	(1,242,624)	(10,676,853)
Office Expense	(6,183)	45,924
Pension & Profit-Sharing Plans
Repairs and Maintenance	18,268	266,428
Rent and Lease Expense	5,153	337,435
Salaries/Commissions/Fees	152,990	3,037,923
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	33,440	612,511
Utilities
Other (attach schedule)	202,400	2,976,994
Total Operating Expenses Before Depreciation	(526,306)	317,800
Depreciation/Depletion/Amortization	795,994	10,179,859
Net Profit (Loss) Before Reorganization Items	(269,688)	(10,497,659)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(10,513)	(351,241)
Interest Expense	2,687,736	31,135,173
Other Expense (attach schedule)	986,975	3,064,486
Net Profit (Loss) Before Reorganization Items	(3,933,886)	(44,346,077)
REORGANIZATION ITEMS
Professional Fees	2,086,008	20,688,636
U.S. Trustee Quarterly Fees		51,264
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Remington Park	12,470	54,018,010
Other Reorganization Expenses (attach schedule)	7,500	124,577
Total Reorganization Expenses	2,081,038	(33,153,533)
Income Taxes		4,621,440
Net Profit (Loss)	$(6,014,924)	$(15,813,984)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7, 2010

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Expenses
Write Off of Deferred costs	986,975	1,812,839
TVG Litigation costs		1,251,647

Other Operational Expenses

Other Income
ATM Revenues	10,223	304,522
Other Miscellanceous	290	6,719
Sponsorship Revenue		40,000

Other Operating Expenses
Memberships & Subscriptions	3,524	59,735
Audit Fees	9,178	(98,410)
Tax Fees	63,090	734,079
Legal Expenses	16,709	409,061
Consulting Fees	10,268	255,360
Shareholder Info	5,603	111,446
Trademarks & Logos	272	12,038
Filing & Lobbying	107	150,327
MSI Intercompany Fees	12,715	541,169
Bank Service Charges	28,681	282,224
Recruiting		60,000
Foreign Exchange (Gain) / Loss	52,253	459,965
Other Reorganization Expenses
Air and Ground Travel		3,547
Meals		155
Office Expense		35
Insurance Service Fees		24,840
E&Y Bankruptcy Retention Fees		59,000
Property Appraisal & valuation Fees	7,500	37,000

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 CONT’D

(04/07)

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7, 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,438,396	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	51,479,427
Accounts Receivable (Net)	516,375	539,865
Notes Receivable
Inventories
Prepaid Expenses	1,826,605	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$55,260,803	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,988,926	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,572,065)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,416,861	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,015,650,180	1,023,855,318
TOTAL OTHER ASSETS	$1,015,650,180	$1,023,855,318
TOTAL ASSETS	$1,072,327,844	$1,031,075,906

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	989,265
Taxes Payable (refer to FORM MOR-4)
Wages Payable	5,732
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	26,000,000
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	9,846,718	6,269,666
TOTAL POSTPETITION LIABILITIES	$36,841,715	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	239,796,686	216,123,174
Priority Debt
Unsecured Debt	228,358,330	225,537,969
TOTAL PRE-PETITION LIABILITIES	468,155,016	441,661,143

TOTAL LIABILITIES	$504,996,731	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(122,634,324)	(122,634,324)
Retained Earnings - Postpetition	(15,813,984)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$567,331,113	$583,145,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,072,327,844	$1,031,075,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7, 2010

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Investments in subsidiaries	513,952,336	523,543,107
Income Taxes Receivable	11,164,208	13,110,591
Deferred taxes Receivable	89,794,850	89,781,850
Other Assets	10,142,857	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	(2,741,516)	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(430,664)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	12,403,729	15,335,309
Intercompany Receivable from Magna Racino	522,830	484,635
Intercompany Receivable from Santa Anita Co. Inc.	74,988,446	72,999,028
Intercompany Payable to San Luis Rey Downs	(6,920,028)	(7,106,529)
Intercompany Payable to Pacific Racing	(121,718)	(1,406,389)
Intercompany Payable to Bay Meadows	(23,809,872)	(23,818,104)
Intercompany Receivable from Lone Star Park	6,047,895	1,909,994
Intercompany Receivable from Gulfstream Park	104,362,921	105,212,712
Intercompany Receivable from GPRA Training Center	79,869,898	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	29,790,946	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(1,602,019)	(458,456)
Intercompany Receivable from MJC Laurel Park	36,807,600	34,313,644
Intercompany Receivable from MJC Pimlico	18,134,501	13,486,004
Intercompany Receivable from MJC Bowie	793,651	789,365
Intercompany Receivable from Remington Park	—	20,986,871
Intercompany Receivable from Thistledown	15,985,681	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,675,202)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	2,861,357	3,403,680
Intercompany Receivable from MEC Oregon Racing	14,049,906	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,513,468	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,662	115,552
Intercompany Payable to MGE	(21,196,001)	(20,780,578)
Intercompany Receivable from MI Developments	458,320	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,292,472	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,862,275)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(26,264,813)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	9,330	9,330
Intercompany Receivable from Amtote	9,219,874	5,839,929

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7, 2010

BALANCE SHEET - continuation sheet

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Audit Accrual	—	471,172
Tax Accrual	303,333	269,166
Group RSP	26,861	38,183
Due to Magna International Inc.	1,006,575	1,109,176
Interest Accrual on Convertible Debentures	4,058,333	3,855,417
Interest Accrual on BMO Loan	60,109	—
Estimated IBNR	7,000	7,000
NTRA Dues	69,041	—
Severance Accrual	144,750	162,619
Legal Accrual	79,500	79,500
FSA Employee Deductions	—	275
ATM Settlement for the Tracks	—	7,344
Consulting Fees	19,963	9,814
Zurich Claim service fee	—	50,000
Directors Fees	—	210,000
Bankruptcy Professional Fees Accrual	3,871,253	—
Deposit on Fex Straw Sale	200,000	—

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7, 2010

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	386		66,122	246,051	676,706	989,265
Wages Payable	5,732					5,732
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	26,000,000					26,000,000
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	9,846,718					9,846,718
Other:
Total Postpetition Debts	35,852,836		66,122	246,051	676,706	36,841,715

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: February 8 — March 7, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	486,277
+ Amounts billed during the period	113,191
- Amounts collected during the period	83,093
Total Accounts Receivable at the end of the reporting period	516,375

Accounts Receivable Aging
0 - 30 days old	113,191
31 - 60 days old	85,478
61 - 90 days old	184,982
91+ days old	132,724
Total Accounts Receivable	516,375
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	516,375

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X